UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

ALUSSA ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39145	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 500, 71 Fort Street

Grand Cayman KY1-1106

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 345 949 4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ALUS.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	ALUS	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ALUS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

FREYR Battery, a company organized under the laws of Luxembourg (“Pubco”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement of Alussa Energy Acquisition Corp., a Cayman Island exempted company (“Alussa”), and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving Alussa, Pubco and FREYR AS, a company organized under the laws of Norway (“FREYR”) as set out in the business combination agreement dated January 29, 2021 (the “Business Combination Agreement”). After the Registration Statement is filed and declared effective, the definitive proxy statement and other relevant documents will be mailed to shareholders of Alussa as of a record date to be established for voting on the Business Combination. Shareholders of Alussa and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Alussa’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about Alussa, FREYR, Pubco and the Business Combination. Alussa shareholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Alussa by contacting its Chief Executive Officer, Daniel Barcelo, c/o Alussa Energy Acquisition Corp. PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands, at +1(345) 949 4900.

Participants in the Solicitation

Alussa, Pubco and FREYR and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of Alussa in favor of the approval of the Business Combination. Shareholders of Alussa and other interested persons may obtain more information regarding the names and interests in the proposed transaction of Alussa’s directors and officers in Alussa’s filings with the SEC, including Alussa’s annual report on form 10-K for the year-ended December 31, 2019, which was filed with the SEC on March 26, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 7.01	Regulation FD Disclosure.

On February 17, 2021, FREYR issued a press release announcing the receipt of NOK 39 million development grant from Innovation Norway. A copy of the press release is attached hereto as Exhibit 99.1.

The press release is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Alussa Energy Acquisition Corp. (NYSE: ALUS) (“Alussa”) announces that FREYR AS (“FREYR”) shareholders voted to approve the Business Combination with Alussa and adopted other Business Combination-related resolutions.

On February 16, 2021 an extraordinary general meeting (the “EGM”) of FREYR was held. The following matters were resolved at the EGM:

●	Approval of the plan of merger between FREYR and Norway Sub 2 AS at which Norway Sub 1 AS is to issue the consideration shares to the shareholders of FREYR;

●	Amendment of the terms of the warrants of FREYR previously issued to Edge Global LLC and to company employees, to allow the treatment of such warrants as contemplated in the Business Combination and the Demerger (as defined below);
●	Amendment of the terms of the preferred shares of FREYR issued to Encompass Capital Master Fund LP and BEMAP Master Fund Ltd. On November 11, 2020 to, among other things, defer automatic conversion of such shares to September 30, 2021;
●	Authorization to issue 7,500,000 additional preferred shares of FREYR to Encompass Capital Master Fund LP, BEMAP Master Fund Ltd and Encompass Capital E L Master Fund L.P. (collectively, the “Subscribers”) for an aggregate subscription price of $7,500,000, with the issuance expected to occur within ten business days after a notice of funding is delivered to the subscribers, being not later than 20 business days after the date of the resolutions;
●	Cancellation of 92,500,000 warrants in FREYR held by Encompass Capital Master Fund LP and BEMAP Master Fund Ltd. and issued on November 11, 2020;
●	Issuance of new 92,500,000 warrants in FREYR to the Subscribers, with each warrant giving a right to subscribe to one share of FREYR, with the issuance of the warrants occurring simultaneously with the issuance of the FREYR preferred shares described above;
●	Issuance of 2,308,526 warrants of FREYR to Sumisho Metalex Corporation, with each warrant giving a right to subscribe to one share of FREYR, with the issuance occurring within 30 days after the date of the resolution; and
●	Approval of the demerger (the “Demerger”) of FREYR’s wind power business into Sjonfjellet Vindpark Holding AS and the corresponding amendment to the articles of association of FREYR.

Each of the foregoing resolutions was contemplated in the Business Combination Agreement and, other than issuance of warrants to Sumisho Metalex Corporation, is being implemented in order to effect the transactions contemplated thereby.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUSSA ENERGY ACQUISITION CORP.

	By:	/s/ Daniel Barcelo
Name: Daniel Barcelo
Title: Chief Executive Officer and President

Dated: February 17, 2021

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